SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                October 29, 2007
                                ----------------
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Pennsylvania                      0-12870                  23-2288763
  ------------                      -------                  ----------
(State or other jurisdiction of    (Commission              (I.R.S. Employer
  incorporation)                   File Number)              Identification No.)



                9 North High Street, West Chester, Pennsylvania
                -----------------------------------------------
                    (Address of principal executive offices)



                                 (484) 881-4000
                                 --------------
              (Registrant's telephone number, including area code)


                        -------------------------------
                        (Former name or former address,
                         if changed since last report.)





Item 2.02.  Results of Operations and Financial Condition

On October 29, 2007, First Chester County Corporation (the "Company") issued a press release regarding its financial results for the quarter ended September 30, 2007. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 29, 2007                          FIRST CHESTER COUNTY CORPORATION


                                                  By:  /s/ John E. Balzarini
                                                       ---------------------

                                                  Name:  John E. Balzarini
                                                  Title: Chief Financial Officer






                                  EXHIBIT INDEX


    Exhibit No.                                                Description

       99.1          Press release, dated October 29, 2007.